MASTERS' SELECT EQUITY FUND
                                  a series of
                        Masters' Select Investment Trust
                          (A Delaware Business Trust)
                         SHARES OF BENEFICIAL INTEREST


          ACCOUNT NO.


THIS CERTIFIES THAT                                              CUSIP 575923107

is the owner of _______________ shares of beneficial interest in the Masters' Select Equity Fund (the "Fund") series of Masters' Select Investment Trust (the "Trust"), fully paid and nonassessable, the said shares being issued and held subject to the provisions of the Agreement and Declaration of Trust of the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of Delaware. The said owner by accepting this certificate agrees to and is bound by all of the said provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Masters' Select Equity Fund series of the Trust.

Dated,

                                      SEAL



        TREASURER                                         PRESIDENT

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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  (Please print or typewrite name and address, including zip code, of assignee)



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___________Shares  of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


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________________________________________________________  Attorney  to  transfer the said shares on the books of Professionally Managed Portfolios with full power of substitution in the premises.

          Dated, _________________


                        ________________________________
                                     Owner



Signature guaranteed by:

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NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.